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                                                                   Exhibit 10.52
[LOGO] COMERICA BANK



                   MODIFICATION TO LOAN & SECURITY AGREEMENT

     This First Modification to Loan & Security Agreement (this "Modification") is entered into by and between PROVENA FOODS INC. ("Borrower') and COMERICA BANK-CALIFORNIA ("Bank") as of this 2/nd/ day of August, 2001, at San Jose, California.

                                   RECITALS
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     This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

     Bank and Borrower previously entered into a Loan & Security Agreement (Accounts & Inventory) dated July 31, 2000. The Loan & Security Agreement and each modification shall collectively be referred to herein as the "Agreement."

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

                                   AGREEMENT
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     1.  Incorporation by Reference.  The Recitals and the documents referred to
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therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

     2.  Modification to the Agreement. Subject to the satisfaction of the
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conditions precedent as set forth in Section 3 hereof, the Agreement is hereby modified as set forth below.

         a. Section 2.1 is hereby deleted in its entirety and replaced with the following:

             "2.1 Upon the request of Borrower, made at any time and from time to time during the term hereof, and so long as no Event of Default has occurred, Bank shall lend to Borrower an amount equal to the Borrowing Base; provided, however, that in no
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                   event shall Bank be obligated to make advances to Borrower under this Section 2.1 whenever the Daily Balance exceeds, at any time, either the Borrowing Base or the sum of Four Million and no/100 ($4,000,000.00), such amount being referred to herein as "Overadvance"."

          b. Section 6.9(a) is hereby deleted in its entirety and replaced with the following:

             "6.9(a) Borrower will not make any distribution or declare or pay any dividend (in stock or in cash), which exceeds Net ProfIt after tax as measured quarterly, to any shareholder or on any of its capital stock, of any class, whether now or hereafter outstanding, or purchase, acquire, repurchase, or redeem or retire any such capital stock."

          c. Section 6.17(a) is hereby deleted in its entirety and replaced with the following:

             "6.17(a) Working Capital in an amount not less than $50,000.00 to be measured 12/31/2001 and thereafter"

          d. Section 6.17(b) is hereby deleted in its entirety and replaced with the following:

             "6.17(b) Tangible Effective Net Worth in an amount not less than
                      $8,750,000.00"

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          e. Section 6.17(d) is hereby deleted in its entirety and not replaced.

          f. Section 6.17(f) is hereby deleted in its entirety and replaced with the following:

             "6.17(f) a ratio of Cash Flow to Fixed Charges of not less than
                      1.30:1.00"

     3.  Legal Effect. The effectiveness of this Modification is conditioned
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upon receipt by Bank of this Modification, and any other documents which Bank may require to carry out the terms hereof. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

     4.  Integration. This is an integrated Modification and supersedes all
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prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

     IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

PROVENA FOODS INC.                      COMERICA BANK-CALIFORNIA

By: /s/ Thomas J. Mulroney              By: /s/ Stephen Moore
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Title:  CFO                                Steve Moore, Assistant Vice President
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